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CUSIP No. 898 600 101                13D
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                                   Exhibit 4

                             JOINT FILING AGREEMENT

     The undersigned each agree that (i) that certain statement on Schedule 13D relating to the Common Stock, par value $.01 per share, of Tuboscope Vetco International Corporation is filed on behalf on each of them, (ii) such Statement on Schedule 13D is adopted and filed on behalf of each of them, (iii) all future amendments to such Statement on Schedule 13D will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them, and (iv) the provisions of Rule 13d-1(f)(1) under the Securities Exchange Act of 1934 apply to each of them. This agreement may be terminated with respect to the obligation to jointly file future amendments to such Statement on Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signatory hereto, at the principal office thereof.

     EXECUTED as of January 16, 1996.

                              SCF-III, L.P.

                              By:   SCF-II, L.P.

                                    By:  L.E. Simmons & Associates, Incorporated

                                          By:   /s/  L.E. Simmons
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                                              L.E. Simmons, President

                              SCF-II, L.P.

                              By:   L.E. Simmons & Associates, Incorporated


                                         By:   /s/  L.E. Simmons
                                            ------------------------------
                                              L.E. Simmons, President

                              L.E. SIMMONS & ASSOCIATES, INCORPORATED


                              By:   /s/  L.E. Simmons
                                 -------------------------------------
                                    L.E. Simmons, President


                                    /s/  L.E. Simmons
                                 -------------------------------------

                              L.E. SIMMONS

                              D.O.S. LTD.


                              By:   /s/  L.E. Simmons
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                                    L.E. Simmons, Chairman